SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2022

McAfee Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39651	84-2467341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6220 America Center Drive San Jose, CA	95002
(Address of Principal Executive Offices)	(Zip Code)

(866) 622-3911

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions(see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.001 par value	MCFE	The NASDAQ Stock Market LLC

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 9, 2022, McAfee Corp., a Delaware corporation (“McAfee”), held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of November 5, 2021, among Condor BidCo, Inc., a Delaware corporation (“Parent”), Condor Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Subsidiary”) and McAfee (as amended from time to time, the “Merger Agreement”), pursuant to which Merger Subsidiary will merge with and into McAfee and the separate corporate existence of Merger Subsidiary will cease, with McAfee continuing as the surviving corporation in the Merger and as a wholly owned subsidiary of Parent (the “Merger”).

As of December 29, 2021, the record date for the Special Meeting, there were 439,235,299 shares of Class A common stock, par value $0.001 per share (“Class A Common Stock”) and Class B common stock, par value $0.001 per share of McAfee (“Class B Common Stock” and together with Class A Common Stock, “Company Stock”), outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. At the Special Meeting, a total of 408,351,102 shares of Company Stock, representing approximately 92.96% of the total shares of Company stock issued and outstanding and entitled to vote, were present virtually or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

(1)	the proposal to approve and adopt the Merger Agreement;

(2)

the proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to McAfee’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement; and

(3)

the proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve and adopt the Merger Agreement at the time of the Special Meeting.

The proposals were approved by the requisite vote of McAfee’s stockholders. The final voting results for each proposal are described below. For more information on each of these proposals, see McAfee’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 4, 2022, as supplemented by the information contained in the Current Report on Form 8-K filed by McAfee with the SEC on February 2, 2022.

1.	Proposal to approve and adopt the Merger Agreement:

For	Against	Abstain
407,963,110	291,679	96,313

2.

Proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to McAfee’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement:

For	Against	Abstain
393,891,354	14,087,761	371,987

3.

Proposal to adjourn the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve and adopt the Merger Agreement at the time of the Special Meeting:

For	Against	Abstain
405,374,841	2,901,226	75,035

Pursuant to the terms of the Merger Agreement, the completion of the Merger remains subject to various customary conditions, including (1) the absence of an order, injunction or law prohibiting the Merger, (2) the receipt of approval by the interagency Committee on Foreign Investment in the United States, (3) the receipt of certain regulatory approvals, including antitrust approval in the European Union and Switzerland and Foreign Direct Investment approval in the United Kingdom, (4) the accuracy of each party’s representations and warranties, subject to certain materiality standards set forth in the Merger Agreement,

(5) compliance in all material respects with each party’s obligations under the Merger Agreement, and (6) no Company Material Adverse Effect (as defined in the Merger Agreement) having occurred since the date of the Merger Agreement. As of the date of this Current Report on Form 8-K, McAfee continues to expect to complete the Merger in the first half of 2022.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Such forward-looking statements include statements relating to McAfee’s expectations regarding completion of the Merger and associated timing. These forward-looking statements are based on McAfee management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements, including: (a) risks related to the satisfaction of the conditions to closing the Merger (including the failure to obtain necessary regulatory approvals and the requisite approval of stockholders) in the anticipated timeframe or at all; (b) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (c) risks related to disruption of management’s attention from McAfee’s ongoing business operations due to the Merger; (d) disruption from the Merger making it difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with McAfee’s customers, vendors and others with whom it does business; (e) significant transaction costs associated with the Merger; (f) the risk of litigation and/or regulatory actions related to the Merger; (g) the possibility that general economic conditions, and conditions and uncertainty caused by the COVID-19 pandemic, could cause information technology spending to be reduced or purchasing decisions to be delayed; (h) an increase in insurance claims; (i) an increase in customer cancellations; (j) the inability to increase sales to existing customers and to attract new customers; (k) McAfee’s failure to integrate future acquired businesses successfully; (l) the timing and success of new product introductions by McAfee or its competitors; (m) changes in McAfee’s pricing policies or those of its competitors; (n) developments with respect to legal or regulatory proceedings; (o) the inability to achieve revenue growth or to enable margin expansion; (p) changes in McAfee’s estimates with respect to its long-term corporate tax rate; and (q) such other risks and uncertainties described more fully in documents filed with or furnished to the SEC by McAfee, including under the heading “Risk Factors” in McAfee’s Annual Report on Form 10-K previously filed with the SEC on March 1, 2021 and under Item 1A “Risk Factors” in its Quarterly Report on Form 10-Q previously filed with the SEC on November 9, 2021. All information provided in this Current Report on Form 8-K is as of the date hereof and McAfee undertakes no duty to update this information except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2022	MCAFEE CORP.

	By:	/s/ Sayed Darwish
	Name:	Sayed Darwish
	Title:	Senior Vice President and Chief Legal Officer